Built To Last

SOLD

MIDAMERICAN
ENERGY HOLDINGS COMPANY

2008 EEI Financial Conference
Patrick J. Goodman - Senior Vice President and CFO

Forward-Looking Statements
 This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,”
“continue,” “intend,” “potential,” “plan,” “forecast,” and similar terms. These statements are based upon MidAmerican’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside MidAmerican’s control and could cause actual results to differ materially from those expressed or implied by
MidAmerican’s forward-looking statements. These factors include, among others:
 – general economic, political and business conditions in the jurisdictions in which MidAmerican’s facilities are located;
 – changes in governmental, legislative or regulatory requirements affecting MidAmerican or the electric or gas utility, pipeline or power generation industries;
 – changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and delay plant construction;
 – the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
 – changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas or MidAmerican’s ability to obtain long-term contracts with customers;
 – changes in the residential real estate brokerage and mortgage industries that could affect brokerage transaction levels;
 – changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;
 – the financial condition and creditworthiness of MidAmerican’s significant customers and suppliers;
 – changes in business strategy or development plans;

Forward-Looking Statements
 – availability, terms and deployment of capital, including severe reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for MidAmerican and its subsidiaries’ credit facilities;
 – performance of MidAmerican’s generation facilities, including unscheduled outages or repairs;
 – risks relating to nuclear generation;
 – the impact of derivative instruments used to mitigate or manage volume and price risk and interest rate risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;
 – the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;
 – changes in MidAmerican’s and its subsidiaries’ credit ratings;
 – unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;
 – the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;
 – the ability to obtain governmental and shareholder approvals for the acquisition of Constellation Energy or to satisfy other conditions to the acquisition on the terms and expected time-frame or at all;
 – MidAmerican’s ability to successfully integrate future acquired operations into its business;
 – other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargos and other catastrophic events; and
 – other business or investment considerations that may be disclosed from time to time in MidAmerican’s filings with the
 United States Securities and Exchange Commission or in other publicly disseminated written documents.
 MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

MIDAMERICAN
ENERGY HOLDINGS COMPANY

United Kingdom
Philippines

PACIFICORP

PACIFIC POWER

Pacific Power Service Territory

ROCKY MOUNTAIN POWER

Rocky Mountain Power Service Territory

PACIFICORP ENERGY

Northern Natural Gas

Northern Natural Gas Pipeline

Kern River
GAS TRANSMISSION COMPANY

Kern River Gas Transmission Pipeline

CE Electric UK

CE Electric UK Service Territory

CALENERGY

Generation Operations

MidAmerican ENERGY.

MidAmerican Energy Company Service Territory

MidAmerican Energy Holdings Company
Energy Assets
• 7 million electric and
 natural gas customers
 worldwide
• 16,800 miles of interstate
 natural gas pipeline with
 approximately 6.9 bcf
 capacity
• 17,854 megawatts of
 owned generation
• 23.0 percent of
 generation capacity is
 renewable or noncarbon

• Own and operate high-quality, asset-based businesses
• Focus on balanced outcomes that deliver long-term
 sustainability
• Identify internal growth opportunities and
 acquisitions
• Operate to six business principles
 – Customer Service, Employee Commitment, Regulatory Integrity,
 Environmental Respect, Operational Excellence, Financial Strength
Strategy

Berkshire Equity Commitment
• Berkshire provides MEHC with a $3.5 billion equity
 commitment from ‘AAA’ rated parent
 – Access to capital even in times of utility sector and general market stress;
  No other utility has this quality of explicit financial support
 – Commitment can only be drawn for two purposes:
 • Paying MEHC parent debt when due
 • Funding the general corporate purposes and capital requirements of
 MEHC’s regulated subsidiaries
• Future M&A activity will be funded separate from this
  equity commitment

MEHC’s diversity coupled with its 100% reinvestment of free cash flow and access to equity capital from Berkshire under any market condition clearly differentiates the quality of MEHC’s credit from its peers

Constellation Energy Group Transaction
• MidAmerican funds already committed
 – At the time of signing the merger agreement, MidAmerican issued $1 billion of 11% Trust Preferred securities to Berkshire
 – Proceeds of the issuance were used to purchase $1 billion of Constellation
 Energy’s 8% Series A Convertible Preferred stock
 – Entered an agreement which allows Constellation to sell to MidAmerican certain generating assets at predetermined prices for up to $350 million of cash
• Transaction funding at closing
 – MidAmerican will finance the $4.7 billion transaction through the issuance of:
 • Approximately $2.7 billion of its common stock to Berkshire and potentially to its other existing shareholders
 • $2.0 billion in 11% Trust Preferred securities to Berkshire
• Anticipate closing in second quarter of 2009
 – Shareholder and regulatory approvals required
• Constellation will be wholly-owned by MEHC
 – BGE will be ring-fenced

MIDAMERICAN
ENERGY HOLDINGS COMPANY

Service Area – Central Maryland

CECIL COUNTY
CARROLL COUNTY
FREDERICK COUNTY
BALTIMORE COUNTY
HARFORD COUNTY
BALTIMORE
HOWARD COUNTY
MONTGOMERY COUNTY
ANNE ARUNDEL COUNTY
PRINCE GEORGE'S COUNTY
WASHINGTON D.C.
CALVERT COUNTY
BGE TERRITORY SERVED WITH ELECTRICITY
BGE TERRITORY SERVED WITH GAS AND ELECTRICITY
BGE TERRITORY SERVED WITH GAS

Baltimore Gas & Electric
Business Overview
 • Electric & gas distribution regulated by
 Maryland PSC
 • Headquartered in Baltimore
 • 1.2 million electric customers
 • 0.6 million gas customers
 • $5.8B total assets
 • $1.7B common shareholder’s equity
  ____________
Data as of 12/31/2007

Constellation Energy Generation Fleet
PJM
65% MWhs
New York
33% MWhs
West
2% MWhs
Predominantly nuclear and fossil
  MW % of MWhs
Nuclear 3,869 43%
Fossil 4,830 53%
Renewable  351  4%

Pacific Power Service Territory
Rocky Mountain Power Service Territory
Thermal Plants
Gas-Fueled Thermal Plants
Hydro Systems
Coal Mines
Wind Projects
Geothermal Plants

CA
NV
AZ
UT
WY
OR
WA
MT
CO
ID
PacifiCorp

Business Overview
 • 1.7 million customers in six western
 states
 • 10,425 megawatts of owned generation
 capacity
 • 15,700 miles of transmission lines
Major Accomplishments
 • Rate case settlements
 • Since acquisition by MEHC, projected
 to have added 760.6 MW of renewable
 wind generation by year-end 2008
 • Chehalis 520 MW natural gas-fired
 generation plant acquired in September
 2008
 • Executed an EPC agreement to build the
 first segment of the Gateway
 Transmission Expansion Project

MidAmerican Energy
IA
IL
KS
NE
SD
WI
MN
MO

Business Overview
 • 1.4 million customers in four
 Midwestern states
 • 6,367 megawatts of owned generation
 capacity
 • 2,180 miles of transmission lines
Major Accomplishments
 • Projected to have 1,284 MW of
 renewable wind generation by year-end
 2008 (623 MW placed in service in
 2008)
MidAmerican Energy
Service Territory
Major Generating Facilities
Wind Projects

Northern Natural Gas
MN
WI
IA
SD
NE
KS
OK
TX

Business Overview
 • 15,100 miles of natural gas pipeline
 • 5.1 million decatherms per day of
 market area design capacity, plus
 2.0 million decatherms per day field
 area capacity
Major Accomplishments
 • Northern Lights Project - growth in
 market-area transportation business:
 2007 400,000 Dth/d
 2008  88,000 Dth/d
 • 8 bcf Redfield gas storage expansion is
 available for the 2008 injection season
 and final completion will occur by
 year-end 2008

Kern River
CA
NV
AZ
UT
WY

Business Overview
 • 1,680 miles of natural gas pipeline
 • 1.7 million decatherms per day of
 natural gas to markets in Utah, Nevada,
 California and Arizona
Major Accomplishments
 • Rate case settlement filed, subject to
 FERC approval
 • Successfully completed 2010
 Expansion open season for
 145,000 Dth/day, subject to FERC
 approval
 • Successfully completed Apex
 Expansion open season for
 266,000 Dth/day, subject to FERC
 approval

CE Electric UK
U.K.

Business Overview
 • 3.8 million customers in northeast
 England
 • 58,000 miles of distribution lines
Accomplishments
 • Preparing for 2010 distribution price
 review outcome
 • Standard & Poor’s upgrade in
 August 2008
 NEDL and YEDL  A-
 CE UK Funding Co. BBB+
Northern Electric service territory
Yorkshire Electricity service territory

Financial Results

MIDAMERICAN ENERGY HOLDINGS COMPANY

Organizational Structure

BERKSHIRE HATHAWAY INC.
Aaa/AAA/AAA
87.4%(1)
12.6%(1)
MIDAMERICAN ENERGY HOLDINGS COMPANY
Baa1/BBB+/BBB+
PACIFICORP
A3/A-/A-(2)
Regulated Electric Utility
MidAmerican ENERGY.
A2/A-/A
Regulated Gas and Electric Utility
Kern River
A3/A-/A-
Regulated Gas Transmission
Northern Natural Gas
A2/A/A
Regulated Gas Transmission
CE Electric UK
Baa1/BBB+/BBB+
Holding Company
CALENERGY
Independent Electric Power Producer
HomeServices of America
Real Estate Brokerage
NEDL
YEDL

 Walter Scott, Jr.
 David Sokol
 Greg Abel
A3/A-/A
U.K. Regulated
Electric
Distribution
A3/A-/A
U.K. Regulated
Electric
Distribution
“Forever is our holding period” - Berkshire ownership philosophy
___________________________
(1) Diluted ownership
(2) PacifiCorp ratings are senior secured

MIDAMERICAN ENERGY HOLDINGS COMPANY

Property, Plant and Equipment (Net)

Billions
$30.0
$22.5
$15.0
$7.5
$0.0
$10.3
$11.2
$11.6
$11.9
$24.0
$26.2
$28.0
2002
2003
2004
2005
2006
2007
Sept 2008

Shareholders' Equity

Billions
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.3
$2.8
$3.0
$3.4
$8.0
$9.3
$9.9
2002
2003
2004
2005
2006
2007
Sept 2008

Income from Continuing Operations

Millions
$1,250
$1,000
$750
$500
$250
$0
$397
$443
$538
$558
$916
$1,189
$1,163
2002
2003
2004
2005
2006
2007
LTM 9/30/08

Cash Flow from Operations

Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$758
$1,218
$1,425
$1,311
$1,923
$2,335
$2,444
2002
2003
2004
2005
2006
2007
LTM 9/30/08

MEHC Growth Summary
CAGR = 20.6%
CAGR = 22.6%
CAGR = 28.9%
CAGR = 19.0%

LTM 9/30/2008	2007	2006	2005
Operating revenue				
PacifiCorp	$ 4,463	$ 4,258	$ 2,939	$ -
MidAmerican Funding	4,635	4,267	3,453	3,166
Northern Natural Gas	724	664	634	569
Kern River	442	404	325	324
CE Electric UK	1,077	1,079	928	884
CalEnergy Generation-Foreign	147	220	336	312
CalEnergy Generation-Domestic	30	32	32	34
HomeServices	1,198	1,500	1,702	1,868
Corporate/other [1]	(46)	(48)	(48)	(41)
Total operating revenue	$ 12,670	$ 12,376	$ 10,301	$ 7,116

1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and investments and related interest income and (ii)
 intersegment eliminations

Segment Information ($ in millions)

LTM 9/30/2008	2007	2006	2005
Depreciation and amortization				
PacifiCorp	$ 493	$ 496	$ 368	$ -
MidAmerican Funding	264	269	275	269
Northern Natural Gas	59	58	57	30
Kern River	79	80	56	62
CE Electric UK	193	187	138	136
CalEnergy Generation-Foreign	23	50	80	90
CalEnergy Generation-Domestic	8	8	8	9
HomeServices	18	20	32	18
Corporate/other [1]	(20)	(18)	(7)	(6)
Total depreciation and amortization	$ 1,117	$ 1,150	$ 1,007	$ 608

1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and investments and related interest income and (ii)
 intersegment eliminations

Segment Information ($ in millions)

MIDAMERICAN ENERGY HOLDINGS COMPANY

	LTM 9/30/2008	2007	2006	2005
Operating income				
PacifiCorp	$ 935	$ 917	$ 528	$ -
MidAmerican Funding	523	514	421	381
Northern Natural Gas	400	308	269	209
Kern River	312	277	217	204
CE Electric UK	564	555	516	484
CalEnergy Generation-Foreign	114	142	230	185
CalEnergy Generation-Domestic	12	12	14	15
HomeServices	(23)	33	55	125
Corporate/other (1)	(55)	(70)	(130)	(74)
Total operating income	$ 2,782	$ 2,688	$ 2,120	$ 1,529
Interest expense	(1,342)	(1,320)	(1,152)	(891)
Capitalized interest	48	54	40	17
Interest and dividend income	77	105	73	58
Other income	102	122	239	75
Other expense	(11)	(10)	(13)	(23)
Total income from continuing operations before income tax expense, minority interest and preferred dividends of subsidiaries and equity income	$ 1,656	$ 1,639	$ 1,307	$ 765

1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and investments and related interest income and (ii)
 intersegment eliminations

Segment Information ($ in millions)

MIDAMERICAN ENERGY HOLDINGS COMPANY

	LTM 9/30/2008	2007	2006	2005
Interest expense				
PacifiCorp	$ 339	$ 314	$ 224	$ -
MidAmerican Funding	201	179	155	138
Northern Natural Gas	61	58	50	53
Kern River	71	75	74	73
CE Electric UK	211	241	215	218
CalEnergy Generation-Foreign	8	13	20	31
CalEnergy Generation-Domestic	17	17	18	18
HomeServices	2	2	2	2
Corporate/other [1]	432	421	394	358
Total interest expense	$ 1,342	$ 1,320	$ 1,152	$ 891

Segment Information ($ in millions)
1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and investments and related interest income and (ii)
 intersegment eliminations

LTM 9/30/2008	2007	2006	2005
Capital expenditures				
PacifiCorp	$ 1,493	$ 1,518	$ 1,114	$ -
MidAmerican Funding	1,525	1,300	758	701
Northern Natural Gas	157	225	122	125
CE Electric UK	455	422	404	342
Other reportable segments and corporate/other (1)	38	47	25	28
Total capital expenditures	$ 3,668	$ 3,512	$ 2,423	$ 1,196

Segment Information ($ in millions)
1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and investments and related interest income and (ii)
 intersegment eliminations

9/30/2008	2007	2006	2005
Total assets				
PacifiCorp	$ 17,229	$ 16,049	$ 14,970	$ -
MidAmerican Funding	10,273	9,377	8,651	8,003
Northern Natural Gas	2,589	2,488	2,277	2,245
Kern River	1,948	1,943	2,057	2,100
CE Electric UK	5,973	6,802	6,561	5,743
CalEnergy Generation-Foreign	488	479	559	643
CalEnergy Generation-Domestic	567	544	545	555
HomeServices	729	709	795	814
Corporate/other (1)	1,206	825	32	268
Total assets	$ 41,002	$ 39,216	$ 36,447	$ 20,371

Segment Information ($ in millions)
1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and investments and related interest income and (ii)
 intersegment eliminations

Built To Last

SOLD

MIDAMERICAN
ENERGY HOLDINGS COMPANY